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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 9, 1999
                DATE OF EARLIEST EVENT REPORTED: OCTOBER 8, 1999

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                              INFORMIX CORPORATION
             (Exact name of registrant as specified in its charter)

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
        DELAWARE                  0-15325                      94-3011736
(State of incorporation)  (Commission File Number)  (IRS Employer Identification No.)
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               4100 BOHANNON DRIVE, MENLO PARK, CALIFORNIA 94025
             (Address of principal executive offices of Registrant)

                                 (650) 926-6300
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

    On October 8, 1999, Informix Corporation, a Delaware corporation ("Informix"), completed its acquisition of Cloudscape, Inc., a California corporation ("Cloudscape"), a privately-held provider of synchronized database solutions for the remote and occasionally connected workforce. Included herein as Exhibit 99.1 are (i) the audited supplemental consolidated financial statements of Informix and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 and (ii) the unaudited supplemental condensed consolidated financial statements of Informix and subsidiaries as of September 30, 1999 and December 31, 1998 and for the nine month periods ended September 30, 1999 and 1998. These supplemental consolidated financial statements give retroactive effect to the acquisition of Cloudscape which was accounted for as a pooling of interests.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  EXHIBITS.

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
       EXHIBIT
         NO.            DESCRIPTION
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
        23.1            Consent of KPMG LLP, Independent Auditors

        23.2            Consent of Ernst & Young LLP, Independent Auditors

        99.1            Selected Supplemental Consolidated Financial Data

                        Management's Discussion and Analysis of Financial Condition
                        and Results of Operations

                        Index to Supplemental Consolidated Financial Statements

                        Schedule II--Valuation and Qualifying Accounts
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       INFORMIX CORPORATION

Dated: November 9, 1999                                By:  /s/ HOWARD A. BAIN III
                                                            -----------------------------------------
                                                            Howard A. Bain III
                                                            EXECUTIVE VICE PRESIDENT AND CHIEF
                                                            FINANCIAL OFFICER
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